Exhibit Index on Page 3


                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                Form 8-K


                             CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 25, 1996
                                                   --------------



                   AMERICAN WATER WORKS COMPANY, INC.
- ---------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)



   Delaware                      1-3437-2                  51-0063696
- ---------------------------------------------------------------------------
(State or other                (Commission             (IRS Employer
 jurisdiction of                File Number)            Identification No.)
 incorporation)


1025 Laurel Oak Road, P.O. Box 1770, Voorhees, New Jersey        08043
- ---------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (609) 346-8200
                                                    --------------


                    This document consists of 5 pages.

Item 5.   Other Events.

          On April 25, 1996, American Water works Company, Inc. reported results of operations for the quarter ended March 31, 1996. A copy of the press release announcing the results is attached as an exhibit hereto.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

Exhibit No.              Description                        Page
- -----------              -----------                        ----

    99                   Press release issued by           4 and 5
                         American Water Works
                         Company, Inc. on
                         April 25, 1996

                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              AMERICAN WATER WORKS COMPANY, INC.
                              ----------------------------------
                                         (Registrant)


                              By:     George W. Johnstone
                                 ------------------------------------------
                              Name:   George W. Johnstone
                              Title:  President and Chief Executive Officer


Date:  April 25, 1996

                              EXHIBIT INDEX


Exhibit No.
As provided                                              Page in
in Item 601                                            Sequentially
Exhibit Number              Description                Numbered Copy
- --------------        ------------------------         -------------


     99               Press release issued by             4 and 5
                      American Water Works
                      Company, Inc. on
                      April 25, 1996